Exhibit 10.4

Execution Version

FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of March 2, 2022, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), HUDSON TECHNOLOGIES, INC., a New York corporation (“Parent”), HUDSON HOLDINGS, INC., a Nevada corporation (“Hudson Holdings”), HUDSON TECHNOLOGIES COMPANY (formerly known as ASPEN REFRIGERANTS, INC.), a Delaware corporation (“Aspen”), GLACIER INTERNATIONAL, INC., a New York corporation (“Glacier International”), GLACIER TRADING CORP., a New York corporation (“Glacier Trading”), HFC INTERNATIONAL, INC., a New York Corporation (“HFC International”), HFC TRADERS, INC., a New York Corporation (“HFC Traders”), RGIT TRADING CORP., a New York Corporation (“RGIT Trading”), RCTI CORP., a New York Corporation (“RCTI Corp”), RCTI TRADING, INC., a New York Corporation (“RCTI Trading”), RGIT, INC., a New York corporation (“RGIT”), RGT ENTERPRISES, INC., a New York Corporation (“RGT Enterprises”), RCT INTERNATIONAL, INC., a New York corporation (“RCT International”), CCNY INTERNATIONAL, INC., a New York corporation (“CCNY International”), CCNY TRADERS, INC., a New York corporation (“CCNY Traders”), CCS TRADING, INC., a New York corporation (“CCS Trading”), NYCCS TRADING CORP., a New York corporation (“NYCCS Trading”), RRC INTERNATIONAL, INC., a New York corporation (“RRC International”), RRC TECHNICAL CORP., a New York corporation (“RRC Technical”), RRCA CORP., a New York corporation (“RRCA”), RRCA ENTERPRISES, INC., a New York corporation (“RRCA Enterprises”), RRI ENTERPRISES, INC., a New York corporation (“RRI Enterprises”), RRI TRADING CORP., a New York corporation (“RRI Trading”; and together with Parent, Hudson Holdings, Aspen, Glacier International, Glacier Trading, HFC International, HFC Traders, RGIT Trading, RCTI Corp, RCTI Trading, RGIT, RGT Enterprises, RCT International, CCNY International, CCNY Traders, CCS Trading, NYCCS Trading, RRC International, RRC Technnical, RRCA, RRCA Enterprises, RRI Enterprises, and each other Person that hereafter becomes a “Grantor” under the Guaranty and Security Agreement (as defined below) in accordance with the terms thereof, are referred to hereinafter each individually as a “Grantor”, and individually and collectively, jointly and severally, as “Grantors”).

RECITALS

A.       Parent, Hudson Holdings, Aspen, the lenders party thereto from time to time (the “Lenders”), and Agent have previously entered into that certain Credit Agreement, dated as of December 19, 2019, as amended by that certain First Amendment to Credit Agreement, dated April 23, 2020, and as amended and restated by that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among Parent, Hudson Holdings, Aspen, the Lenders and Agent (as the same may be further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers.

B.       Grantors and Agent have previously entered into that certain Guaranty and Security Agreement, dated as of December 19, 2019 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty and Security Agreement”). Terms used herein without definition shall have the meanings ascribed to them in the Guaranty and Security Agreement and if not defined therein, the Credit Agreement.

C.       Grantors have requested that Agent amend the Guaranty and Security Agreement, which Agent is willing to do pursuant to the terms and conditions set forth herein.

D.       Grantors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendments to Guaranty and Security Agreement. Effective as of the date hereof, the Guaranty and Security Agreement is hereby amended as follows:

(a)               The definition of “Cash Dominion Event” in Section 1(a)(vii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“ ‘Cash Dominion Event’ means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) Excess Availability is less than 10.0% of the Maximum Revolver Amount at any time.”

(b)               The definition of “Cash Dominion Period” in Section 1(a)(viii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“ ‘Cash Dominion Period’ means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing, and (B) Excess Availability is greater than or equal to 10.0% of the Maximum Revolver Amount for 60 consecutive days.”

(c)               The definition of “Pledged Interests” in Section 1(a)(xxxviii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“ ‘Pledged Interests’ means all of each Grantor's right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof, all of such Grantor's voting and control rights, authority, and powers, and all status and management rights of such Grantor as a shareholder, partner, member, or otherwise, as applicable, and all other rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.”

(d)               The definition of “Pledged Operating Agreements” in Section 1(a)(xli) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“ ‘Pledged Operating Agreements’ means all of each Grantor's rights, powers, and remedies under the limited liability company operating agreements and other Governing Documents of each of the Pledged Companies that are limited liability companies.”

(e)               The definition of “Pledged Partnership Agreements” in Section 1(a)(xlii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“ ‘Pledged Partnership Agreements’ means all of each Grantor's rights, powers, and remedies under the partnership agreements and other Governing Documents of each of the Pledged Companies that are partnerships.”

(f)                The following definition of “Proxy Holder” is hereby added to Section 1(a) of the Guaranty and Security Agreement in its proper alphabetical order:

“ ‘Proxy Holder’ has the meaning specified therefor in Section 11.”

(g)               Section 6 of the Guaranty and Security Agreement is hereby amended by adding following clause (o) immediately follow clause (n) thereof:

“(o)             Each Grantor hereby represents and warrants that it has registered on the Books and Records of the applicable issuer the pledge of the Investment Property under this Agreement and all of the rights of Agent hereunder.”

(h)               Section 7(a) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“(a)             Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Property, or Chattel Paper having an aggregate value or face amount of $250,000 or more for all such Negotiable Collateral, Investment Property, or Chattel Paper, the Grantors shall promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) after acquisition thereof), notify Agent thereof, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, shall execute such other documents and instruments as shall be requested by Agent or, if applicable and subject in all respects to the Intercreditor Agreement, endorse and deliver physical possession of such Negotiable Collateral, Investment Property, or Chattel Paper to Agent, together with such undated powers (or other relevant document of transfer acceptable to Agent) endorsed in blank as shall be requested by Agent, and shall do such other acts or things deemed necessary or desirable by Agent to protect Agent’s Security Interest therein.”

(i)                 Section 7(d) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“(d)            Letter-of-Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $250,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion) after becoming a beneficiary), notify Agent thereof and, promptly (and in any event within five Business Days (or such longer period as agreed to by Agent in writing in its sole discretion)) after request by Agent, enter into an agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent’s Account, all in form and substance reasonably satisfactory to Agent.”

(j)                 Section 7(h)(iii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“(iii)             Each Grantor shall promptly deliver to Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests or other Investment Property;”

(k)               Section 7(h)(iv) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, Pledged Partnership Agreement, or any other Governing Document pertaining to the Pledged Interests or any issuer thereof, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Loan Documents or would impair the Collateral or any of Agent's rights under this Agreement;”

(l)                 Section 7(h)(vii) to the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“(vii)           With regard to any Pledged Interests that are not certificated, any such Grantor of such non-certificated Pledged Interests (i) agrees promptly to note on its Books and Records the security interests granted to Agent and confirmed under this Agreement, (ii) agrees that after the occurrence and during the continuation of an Event of Default, it will comply with instructions of Agent or its nominee with respect to the applicable Pledged Interests without further consent by the applicable Grantor, (iii) to the extent permitted by law, agrees that the "issuer's jurisdiction" (as defined in Section 8-110 of the UCC) is the State of New York, (iv) agrees to notify Agent upon obtaining knowledge of any interest in favor of any person in the applicable Pledged Interests that is materially adverse to the interest of the Agent therein, other than any Permitted Liens and (v) waives any right or requirement at any time hereafter to receive a copy of this Agreement in connection with the transfer or registration of any Pledged Interests hereunder in the name of Agent or its nominee or the exercise of voting rights by Agent or its nominee.”

(m)             Section 7(h) of the Guaranty and Security Agreement is hereby amended by adding following clause (viii) immediately follow clause (vii) thereof:

“(viii)         Each Grantor shall register the Lien of Agent and all rights of Agent hereunder, in each case, in the Investment Property owned by such Grantor in the Books and Records of the applicable issuer of such Investment Property.”

(n)               Section 11 of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“11.           Agent Irrevocably Appointed Attorney-in-Fact and Proxy.

(a)       Each Grantor hereby irrevocably appoints Agent or its nominee (together with its successors and assigns, collectively, a "Proxy Holder") its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(i)       to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(ii)       to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(iii)       to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(iv)       to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(v)       to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(vi)       to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(vii)       Proxy Holder, on behalf of the Lender Group or the Bank Product Providers, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

(b)       IN ADDITION TO, AND WITHOUT LIMITING, THE FOREGOING, SUBJECT TO THE INTERCREDITOR AGREEMENT IN ALL RESPECTS, EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE PROXY HOLDER AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 11.1(a) ABOVE) WITH RESPECT TO THE INVESTMENT PROPERTY OWNED BY IT, WITH THE RIGHT TO, DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, TAKE ANY OF THE FOLLOWING ACTIONS: (I) TRANSFER OR REGISTER (OR BOTH) IN ITS NAME OR IN THE NAME OF ITS NOMINEE THE WHOLE OR ANY PART OF THE INVESTMENT PROPERTY AND ITS RIGHTS HEREUNDER, INCLUDING, WITHOUT LIMITATION, ON THE BOOKS OF THE APPLICABLE ISSUER, (II) EXERCISE ANY OR ALL OF THE VOTING AND OTHER CONSENSUAL RIGHTS PERTAINING TO SUCH INVESTMENT PROPERTY, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION TO DO SO, (III) EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH INVESTMENT PROPERTY WOULD BE ENTITLED (INCLUDING, WITHOUT LIMITATION, GIVING OR WITHHOLDING WRITTEN CONSENTS OF MEMBERS, PARTNERS OR SHAREHOLDERS IN LIEU OF ANY MEETING, CALLING SPECIAL MEETINGS OF MEMBERS, PARTNERS OR SHAREHOLDERS AND VOTING AT SUCH MEETINGS, OR OTHERWISE, IN EACH CASE, AS PROXY HOLDER MAY ELECT WITHOUT REGARD TO ANY PROCEDURAL OR OTHER REQUIREMENTS FROM TIME TO TIME PROVIDED FOR IN ANY GOVERNING DOCUMENT OR APPLICABLE LAW) AND (IV) TAKE ANY ACTION AND EXECUTE AND DELIVER (OR CAUSE TO BE EXECUTED AND DELIVERED) ON BEHALF OF EACH GRANTOR SUCH OTHER OR ADDITIONAL IRREVOCABLE PROXIES AND ANY OTHER INSTRUMENT, IN EACH CASE, WHICH THE PROXY HOLDER OR ITS DESIGNEE MAY FROM TIME TO TIME REASONABLY DEEM NECESSARY OR ADVISABLE FOR THE PURPOSE OF ENABLING THE PROXY HOLDER OR SUCH DESIGNEE TO FULLY EXERCISE THE VOTING AND ALL OTHER RIGHTS WHEN AND TO THE EXTENT THAT THE PROXY HOLDER IS ENTITLED TO EXERCISE SUCH RIGHTS PURSUANT TO THIS AGREEMENT OR IN ANY OTHER MANNER TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH INVESTMENT PROPERTY ON THE BOOKS AND RECORDS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH INVESTMENT PROPERTY OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. THE APPOINTMENT OF THE PROXY HOLDER AS PROXY AND ATTORNEY-IN-FACT IN THIS SECTION 11 IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THIS AGREEMENT IS TERMINATED AND THE SECURITY INTERESTS CREATED HEREBY ARE RELEASED. SUCH APPOINTMENT OF THE PROXY HOLDER AS PROXY AND ATTORNEY-IN-FACT SHALL BE VALID AND IRREVOCABLE AS PROVIDED HEREIN NOTWITHSTANDING ANY LIMITATIONS TO THE CONTRARY SET FORTH IN THE GOVERNING DOCUMENTS OF ANY ISSUER OR THE LIMITED LIABILITY COMPANY ACT OF THE STATE OF DELAWARE OR ANY OTHER APPLICABLE STATE.

(c)       Subject to the Intercreditor Agreement in all respects, upon exercise of the proxy set forth herein, all prior proxies given by each Grantor with respect to any of the Investment Property (other than to the Proxy Holder) are hereby revoked, and no subsequent proxies (other than to the Proxy Holder) will be given with respect to any of the Investment Property, as applicable. Subject to the Intercreditor Agreement in all respects, The Proxy Holder, as proxy, will be empowered and may exercise the irrevocable proxy set forth herein to vote the Investment Property at any and all times during the existence of an Event of Default as the Proxy Holder may elect, including, but not limited to, at any meeting of shareholders, partners or members, as the case may be, however called, and at any adjournment thereof, in any action by written consent in lieu of any meeting, or otherwise, and may waive any notice otherwise required in connection therewith, in each case, as Proxy Holder may elect without regard to any procedural or other requirements from time to time provided for in any Governing Document or applicable law. To the fullest extent permitted by Applicable Law, the Proxy Holder shall have no agency, fiduciary or other implied duties to any Loan Party or any other Person when acting in its capacity as such proxy or attorney-in-fact. Each Grantor and each issuer hereby waives and releases any claims that it may otherwise have against any Secured Person with respect to any breach or alleged breach of any such agency, fiduciary or other duty except to the extent that such claim arises solely from the gross negligence or willful misconduct of such Secured Person as determined by a final, non-appealable judgment of a court of competent jurisdiction. Notwithstanding the foregoing appointment of the Proxy Holder as proxy and attorney-in-fact, the Proxy Holder shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

(d)       Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with Section 11. All powers, authorizations, appointments, agencies, and irrevocable proxies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created hereby are released.”

(o)               Section 16 of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“16.            Voting and Other Rights in Respect of Investment Property.

(a)       Upon the occurrence and during the continuation of an Event of Default, subject to the Intercreditor Agreement in all respects, (i) Agent or its nominee may, at its option, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights and any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests and other Investment Property owned by such Grantor as Agent may elect (including, without limitation, by written consent in lieu of any meeting or otherwise) without regard to any procedural or other requirements from time to time provided for in any Governing Document or applicable law, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, (ii) Agent may, at its option (but will not be required to for purposes of voting or otherwise), transfer or register (or both) in Agent's name, or in the name of its nominee, the whole or any part of the Pledged Interests and other Investment Property and its rights under this Agreement, including on the Books of the applicable issuer, (iii) if Agent duly exercises its right to vote or transfer or register any of such Pledged Interests or other Investment Property (or any other rights granted to Agent under this Agreement), each Grantor hereby irrevocably appoints Proxy Holder, as such Grantor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be, including, without limitation, by written consent in lieu of any meeting or otherwise, without regard to any procedural or other requirements from time to time provided in any Governing Document or applicable law, and (iv) Agent may, at its option, execute and deliver (or cause to be executed and delivered) on behalf of each Grantor such other or additional irrevocable proxies and other instruments as Agent or its designee may from time to time deem necessary or reasonable for the purpose of enabling Agent or such designee to fully exercise the voting and other consensual rights when and to the extent that Agent is entitled to exercise such rights pursuant to this Agreement. Notwithstanding any exercise of rights hereunder, Agent (or its nominee) shall not be deemed the owner of, or assume any obligations of the owner or holder of, Investment Property unless and until Agent accepts such obligations in writing or otherwise takes steps to foreclose its security interest in Investment Property and becomes the owner under applicable law. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable until this Agreement is terminated and the Security Interests created hereby are released.

(b)       For so long as any Grantor shall have the right to vote the Investment Property owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Investment Property which would materially adversely affect the Collateral, any rights of Agent, the other members of the Lender Group, or the Bank Product Providers, or the value of the Investment Property.”

(p)               The last sentence of Section 29(b) of the Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows:

“In furtherance of the foregoing, notwithstanding anything to the contrary set forth herein (other than with respect to Grantors’ obligations to deliver Control Agreements pursuant to this Agreement, the Credit Agreement and any other Loan Document), prior to the payment in full of the Term Loan Obligations to the extent that any Grantor is required to (i) give physical possession over any Term Priority Collateral to Agent under this Agreement or the other Loan Documents, such requirement to give possession shall be satisfied if such Collateral is delivered to and held by the Term Loan Agent pursuant to the Intercreditor Agreement and (ii) take any other action with respect to the Term Priority Collateral or any proceeds thereof, including delivery of such Collateral or proceeds thereof, such requirement to take any action shall be satisfied if such action is taken with respect to the Term Priority Collateral or any proceeds thereof in accordance with the terms of the Term Loan Documents and the Intercreditor Agreement.”

(q)               Schedules 4, 5, 6, 7, 9, 10, 11, and 12 to the Guaranty and Security Agreement are hereby replaced in their entireties with Schedules 4, 5, 6, 7, 9, 10, 11, and 12 as set forth on Exhibit A attached hereto.

2.                  Reaffirmation. Each Grantor hereby acknowledges and agrees to, and consents to the execution, delivery and performance of, that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and among Parent, Hudson Holdings, Aspen, the Lenders party thereto from time to time, and Agent (the “A&R Credit Agreement”) and confirms and agrees that the Guaranty and Security Agreement, as amended by this Amendment, is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the A&R Credit Agreement, each reference in the Guaranty and Security Agreement, as amended by this Amendment, to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the “Credit Agreement” as amended or modified by the A&R Credit Agreement. Each Grantor hereby (i) agrees that the Guaranty and Security Agreement, as amended by this Amendment (including, but not limited to, the guarantees and/or indemnities granted by it thereunder and the security created by it thereunder) is, and shall continue to be, in full force and effect notwithstanding any additions, amendments, novation, substitution, or supplements of or to the Loan Documents and the imposition of any amended, new or more onerous obligations under the Loan Documents in relation to any Loan Party (including, without limitation, the amendments contemplated by the A&R Credit Agreement) and is hereby in all respects ratified and confirmed on the date hereof, (ii) confirms that the Guarantied Obligations and Secured Obligations will extend to all new obligations assumed by any Loan Party under any amended or new Loan Documents as a result of the A&R Credit Agreement or this Amendment and (iii) confirms that the Guaranty and Security Agreement and all of the Liens on Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as amended (including, but not limited to, under the A&R Credit Agreement).

3.                  Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a)               Agent shall have received fully executed counterparts to this Amendment;

(b)               No Default or Event of Default has occurred and is continuing or will result from giving effect to this Amendment;

(c)               the representations and warranties set forth herein and in the Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of such earlier date) shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any such representation and warranty that is already qualified or modified by materiality in the text thereof); and

(d)               Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

4.                  Release; Covenant Not to Sue.

(a)               Each Grantor hereby absolutely and unconditionally releases and forever discharges Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Grantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Grantor in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

Each Grantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Grantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)       Each Grantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by each Grantor pursuant to the above release. If any Grantor or any of their successors, assigns or other legal representatives violates the foregoing covenant, each Grantor, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

5.                  Representations and Warranties. Each Grantor represents and warrants as follows:

(a)               Authority. Each Grantor has the requisite power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Grantor of this Amendment have been duly approved by all necessary action, have received all necessary governmental approval, if any, and do not contravene (i) any material provision of any law or (ii) where such contravention could individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, any material contractual restriction binding on any Grantor. No other proceedings are necessary to consummate such transactions.

(b)               Enforceability. This Amendment has been duly executed and delivered by each Grantor. This Amendment and each Loan Document (as amended or modified hereby) are the legal, valid and binding obligations of each Grantor, enforceable against each Grantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and, subject to Section 2 hereof, are in full force and effect.

(c)               Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of such earlier date) shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any such representation and warranty that is already qualified or modified by materiality in the text thereof).

(d)               No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

6.                  Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

7.                  Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of the Amendment or notice.

8.                  Reference to and Effect on the Loan Documents.

(a)               Upon and after the effectiveness of this Amendment, each reference in the Guaranty and Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guaranty and Security Agreement, and each reference in the other Loan Documents to “the Guaranty and Security Agreement”, “thereof” or words of like import referring to the Guaranty and Security Agreement, shall mean and be a reference to the Guaranty and Security Agreement as modified and amended hereby.

(b)               Except as specifically set forth in this Amendment, the Guaranty and Security Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to Agent and Lenders except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents except to the extent expressly amended hereby.

9.                  Ratification. Each Grantor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Guaranty and Security Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

10.              Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.              Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

GRANTORS:

HUDSON TECHNOLOGIES, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

HUDSON HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

HUDSON TECHNOLOGIES COMPANY (formerly known as ASPEN REFRIGERANTS, INC.), a Delaware corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

GLACIER INTERNATIONAL, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

[Signature Page to First Amendment to Guaranty and Security Agreement]

GLACIER TRADING CORP.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

HFC INTERNATIONAL, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

HFC TRADERS, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RGIT TRADING CORP.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RCTI CORP.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

[Signature page to First Amendment to Guaranty and Security Agreement]

RCTI TRADING, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RGIT, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RGT ENTERPRISES, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RCT INTERNATIONAL, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

CCNY International, Inc.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

[Signature page to First Amendment to Guaranty and Security Agreement]

CCNY Traders, Inc.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

CCS Trading, Inc.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

NYCCS Trading Corp.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RRC INTERNATIONAL, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RRC Technical Corp.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

[Signature page to First Amendment to Guaranty and Security Agreement]

RRCA CoRP.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RRCA Enterprises, INC.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RRI Enterprises, Inc.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

RRI Trading Corp.,
a New York corporation

By:	/s/ Brian Coleman
Name: Brian Coleman
Title: President and CEO

[Signature page to First Amendment to Guaranty and Security Agreement]

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ William Zrebiec
Name: William Zrebiec
Title: Authorized Signatory

[Signature Page to First Amendment to Guaranty and Security Agreement]